UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      May 11, 2010

                               SBT Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Connecticut
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                 (State or Other Jurisdiction of Incorporation)

          000-51832                                        20-4343972
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  (Commission File Number)                    (IRS Employer Identification No.)

760 Hopmeadow Street, P.O. Box 248, Simsbury, CT               06070
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     (Address of Principal Executive Offices)                (Zip Code)

                                 (860) 408-5493
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|       Written  communications  pursuant to Rule 425 under the Securities Act
(17  CFR  230.425)

|_|       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

|_|       Pre-commencement  communications  pursuant  to Rule 14d-2(b) under the
Exchange  Act  (17  CFR  240.14d-2(b))

|_|       Pre-commencement  communications  pursuant  to Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2010, the Annual Meeting of shareholders of SBT Bancorp, Inc. (the "Corporation") was held (the "Annual Meeting"). A total of 632,412 of the Corporation's shares were present or represented by proxy at the meeting. The Corporation's shareholders took the following actions:

Proposal #1 - Vote on the election of 4 persons, named in the Proxy Statement, to serve as Class II directors of the Corporation for three year terms ending at the 2013 Annual Meeting. The following is a list of Class II directors elected at the Annual Meeting with the number of votes "For" and "Against/Withheld" as well as the number of abstentions and broker non-votes.

Name                       For       Against/Withheld   Abstentions   Broker Non-Votes

Martin J. Geitz            405,355         47,876             0           179,181

Gary R. Kevorkian          402,858         49,973             0           179,581

Jerry W. Long              404,511         48,320             0           179,581

George B. Odlum, Jr., DMD  419,087         33,744             0           179,581


Proposal #2 - Ratification of Shatswell, MacLeod & Company as the Corporation's independent auditors for the fiscal year ending December 31, 2010. The number of shares voted "For" and "Against/Withheld" this proposal, as well as the number of abstentions and broker non-votes, is as follows:

                           Number of Votes
For                             628,400
Withheld/Against                    126
Abstain                           3,886
Broker Non-Votes                      0


Proposal #3 - Non-binding approval of compensation of named executive officers of the Corporation. The number of shares voted "For" and "Against/Withheld" this proposal, as well as the number of abstentions and broker non-votes, is as follows:

                           Number of Votes
For                             533,912
Withheld/Against                 41,124
Abstained                        57,376
Broker Non-Votes                      0

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SBT BANCORP, INC.

                                By:  /s/ Martin J. Geitz
                                     -------------------
                                Title:    President and Chief Executive Officer

Dated:  May 17, 2010


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